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                                                                   EXHIBIT 10.4


                                  DEED OF LEASE

     THIS DEED OF LEASE is dated September 26, 2000 and is by and between NG Land LLC, a California limited liability company ("Lessor") and eToys Distribution, L.L.C., a Delaware limited liability company ("Lessee").

                                    RECITALS:

Lessor is the owner of the land described as follows (the "Land"):

     ALL that certain parcel of land situate in Blairs Magisterial District, Pittsylvania County, Virginia, containing 163.018 acres and located on Toy Lane (State Road No. 1123), all as more particularly shown on Plat of Survey For: eToys Distribution, L.L.C., dated June 14, 2000, last revised September 18, 2000, made by Dewberry & Davis, Inc. (File No. V 2224 B) to be recorded in the Clerk's Office of the Circuit Court of Pittsylvania County, Virginia (the "Clerk's Office"); and being, in fact, a part of the same property conveyed to East Bowles, L.L.C., a Virginia limited liability company, from William H. Rogers, Jr., and Judith R. Rogers, husband and wife, by deed dated October 16, 1996, recorded in the Clerk's Office in Deed Book 1057, at page 548;

     together with a non-exclusive joint use sewer easement over the single-shaded area shown and being known and designated as Exhibit C Detail containing 0.063 acres, plus or minus, on that certain Plat of Survey for eToys Distribution, L.L.C., dated June 14, 2000 and last revised September 18, 2000 prepared by Dewberry and Davis, Inc., Registered Land Surveyor, attached hereto as Exhibit "A," said Plat to be recorded in the Clerk's Office of the Circuit Court of Pittsylvania County, Virginia; and

     together with a non-exclusive easement over the area described on Exhibit "B" for the benefit of the Premises for ingress to and egress from the Premises.

On the Land is located certain improvements, including without limitation, a building containing a total of approximately 718,000 square feet of floor area (the "Building") (the Land, Building and all fixtures, equipment, improvements and easements, rights and appurtenances thereto, together shall hereinafter be referred to as the "Premises"); and

Lessee desires to lease the Premises from Lessor and Lessor desires to lease the Premises to Lessee on the terms and conditions set forth hereinafter; and

Lessor and Lessee desire to set forth the terms and conditions of such lease herein;

In consideration of the mutual covenants, promises and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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                         ARTICLE 1 RULES OF CONSTRUCTION

     The following rules shall apply to the construction of this Lease unless the context otherwise requires:

     A) Singular words shall connote the plural number as well as the singular and vice versa.

     B) All references herein to particular articles or sections are references to articles or sections of this Lease.

     C) The headings herein are solely for convenience of reference and shall not constitute a part of this Lease nor shall they affect its meaning, construction or effect.

                            ARTICLE 2 REPRESENTATIONS

     2.1 REPRESENTATIONS OF LESSEE. Lessee makes the following representations and warranties to Lessor: Lessee is duly organized as a Delaware limited liability company under the laws of the State of Delaware and has the power and authority to enter into the transactions contemplated by this Lease, including without limitation, to carry out its obligations hereunder and by proper action has duly authorized the execution and delivery of, and the performance under, this Lease. Lessee further represents, warrants and covenants to Lessor that (a) to Lessee's actual knowledge, the Land is presently properly subdivided in conformity with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances applicable to the Premises ("Laws") and zoned so as to permit access to the occupancy and operation of the Premises for Lessee's intended use as a warehouse/office/distribution facility; (b) to Lessee's actual knowledge, there are no title matters and no rights of any third parties which will or may prevent, hinder or restrict Lessee's intended uses or occupancy of the demised Premises; (c) to Lessee's actual knowledge, there are no judicial, quasi-judicial, administrative or other orders, injunctions, moratoria, or pending or threatened proceedings against Lessee or the Land which preclude or interfere with or would preclude or interfere with, the occupancy and use of the demised Premises for Lessee's intended uses; (d) Lessee has received no written notice of violation of any federal, state, county or municipal or other governmental agency, law, ordinance, regulation, or a rule or requirement relating to the Premises and that the Premises comply with all applicable Laws; (e) water, electrical and telephone utilities have been stubbed to the Building; and (f) to Lessee's actual knowledge, there are no events or circumstances existing, threatened or planned which would prohibit or materially interfere with Lessee's intended use, occupancy and development of the Premises as a warehouse/office distribution center; and (g) except as disclosed in the Environmental Screening Inspection (ESI) Report dated March 27, 1996 prepared by Dewberry & Davis, Inc. and the Phase I Environmental Site Assessment and Preliminary Wetlands Determination dated April 15, 1999 prepared by ECS, Ltd. Project 1286, to Lessee's actual knowledge, no Hazardous Materials (as hereinafter defined) have been used, discharged, dumped, spilled or stored on or about the Land and Lessee has received no notice and has no knowledge of any

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such condition on the Land or in the Building; Lessee hereby agrees that if any claim is ever made against Lessor relating to Hazardous Materials at or around the Premises, whether or not such Hazardous Materials are present as of the date hereof or are hereafter discovered on the Premises (unless introduced by Lessor or Lessor's employees, servants, agents, contractors, assignees, licensees, invitees or successors), all costs of removal, disposal and remediation incurred by, all liability imposed upon and all damages suffered by Lessor directly or indirectly arising out of the same shall be borne by Lessee, and Lessee agrees to indemnify, defend, protect and hold
Lessor harmless from and against all such costs, losses, liabilities and damages, including, without limitation, all third-party claims (including sums paid in settlement thereof, with or without legal proceedings) for personal injury or property damage and other claims, actions, administrative proceedings, judgments, penalties, fines, costs, liabilities, losses, attorneys' fees and expenses (through all levels of proceedings), consultants and experts fees and all costs incurred in enforcing this indemnity. The foregoing indemnification of Lessor by Lessee includes, without limitation, costs incurred in connection with any necessary investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water or, under or about the Premises, except to the extent caused by actions of Lessor or its employees, servants, agents, contractors, assignees, licensees, invitees or successors. Without limiting the foregoing, if the presence of any Hazardous Material on or about the Premises not caused by Lessor or its employees, servants, agents, contractors, assignees, licensees, invitees or successors results in the contamination of the Premises or any part thereof or causes the Premises to be in violation of any Laws, Lessee shall promptly take all actions at its sole expense as are necessary to return the Premises to the condition they were in before the introduction of any such Hazardous Material. The representations, warranties and indemnities contained in this
Section 2.1 shall survive the termination or expiration of this Lease and any purchase of the Premises by Lessee or any person or entity who takes an assignment of such rights pursuant to Article 20, below. Lessor acknowledges and agrees that East Bowles, L.L.C. ("Bowles") made similar representations, warranties and indemnities to Lessee in that certain Deed of Lease dated May 10, 1999 by and between Bowles and eToys Inc., Lessee's predecessor-in-interest, and to Lessor and Lessee in that certain Contract of Purchase dated of approximately even date herewith and Lessor agrees to take all actions reasonably necessary, including without limitation, allowing Lessee, at its sole option, to pursue claims against Bowles, in the name of Lessor, if necessary, at Lessee's sole cost and expense, to enforce such representations, warranties and indemnities against Bowles and Lessor agrees to cooperate with Lessee in furtherance thereof.

     2.2 REPRESENTATIONS OF LESSOR. Lessor makes the following representations and warranties to Lessee: (a) Lessor is a limited liability company duly organized and existing under the laws of the State of California and has full power and authority to enter into this Lease and the transactions contemplated hereby and to perform its obligations hereunder and by proper action has duly authorized the execution and delivery of and performance under this Lease; (b) Lessor shall not encumber or convey the Premises nor take any future actions or omissions with respect to the Premises, including without limitation, any actions which affect title and/or zoning of the Premises or which will

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interfere with, prohibit, restrict or adversely affect Lessee's permitted use of or access to the Premises and/or the Purchase Obligation during the term of this Lease; (c) to Lessor's actual knowledge, there are no judicial, quasi-judicial, administrative or other orders, injunctions, moratoria, or pending or threatened proceedings against Lessor which preclude or interfere with or would preclude or interfere with, the acquisition and ownership of the Premises for Lessor's intended uses; and (d) Lessee's use of the Premises and Lessee's other rights under this Lease, shall not by any act or omission of Lessor at any time during the term of this Lease be prohibited or otherwise restricted by any covenant, condition o restriction, easement or any other document or matter affecting title or use of the Premises or any part thereof. The representations and warranties contained in this Section
2.2 and Lessor's covenants contained in the last sentence of Section 2.1 above, shall survive the termination or earlier expiration of this Lease and any purchase of the Premises by Lessee or any person or entity who takes an assignment of such rights.

                               ARTICLE 3 PREMISES

     Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to hire from Lessor the Premises, all of which have been inspected and accepted in their present condition upon the terms and conditions set forth herein. Lessor makes no warranties concerning the condition of title to the Premises and/or the physical condition of the Premises. Lessee shall accept the Premises "as-is" with all defects, both title and physical. Lessee acknowledges that Lessor has made no representations concerning the Premises. Lessee shall arrange its own review of title and physical condition of the Premises. Lessee acknowledges that no warranties, express or implied, have been given by Lessor. Lessee agrees not to hold Lessor liable for any defects in the title to and/or the physical condition of the Premises unless created by or through Lessor. Lessor and Lessee agree that the measurement of the square footage of the Building is an approximation which the parties agree is reasonable and any payments based thereon are not subject to revision whether or not the actual size is more or less.

                         ARTICLE 4 COMMENCEMENT OF TERM

     To have and hold the same unto Lessee for the term of five (5) years, commencing on the date that Lessor acquires title to the Premises
(hereinafter the "Commencement Date") and ending on the date which is one (1) day prior to the fifth (5th) anniversary of the date Lessor funds
$13,000,00.00 into the escrow created to handle Lessor's acquisition of the Premises (hereinafter the "Expiration Date").

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                                 ARTICLE 5 RENT

     5.1 RENT PAYMENTS DURING TERM. During the term of this Lease beginning on the first (1st) day of the first full calendar month after the Commencement Date, Lessee covenants and agrees to pay to the Lessor monthly installments of rent in an amount equal to One Hundred Forty-Five Thousand Dollars (U.S. $145,000.00). All rent under this Lease shall be payable in arrears on the first (1st) day of each calendar month during the term of this Lease at the offices of Lessor or such other place as Lessor may designate by notice to Lessee. Lessee agrees to pay such rent in lawful money of the United States of America which is legal tender for the payment of public and private debts. Inasmuch as Lessor may fund its acquisition of the Premises on a date other than the first (1st) day of a calendar month, Lessee shall pay to Lessor on the first (1st) day of the first (1st) full calendar month after the Commencement Date an amount equal to such proportion of an equal monthly installment as the number of days from the date Lessor funded $13,000,000.00 into the escrow created to handle Lessor's acquisition of the Premises to the end of the calendar month in which the Commencement Date occurs bears to the total number of days in such calendar month and such payment shall represent the pro rata rent from the Commencement Date to the end of such calendar month. Likewise, any other payments for partial months shall be prorated based on actual days in such calendar month.

     5.2 LATE CHARGES. In addition to the rent specified hereinabove, a late charge equal to five percent (5%) of the then-current amount of the monthly rent installments shall be immediately due and payable by Lessee as additional rent if the full amount of any such monthly rental payment is not received by Lessor on or before the fifth (5th) day following written notice that such amount was past due, time being of the essence; provided, however, if such payment is not received by Lessor on or before the thirtieth (30th) day following written notice that such amount was past due, time being of the essence, then the late charge shall be increased to an amount equal to ten percent (10%) of the outstanding amount.

     5.3 HOLDOVER RENT AND CONTINUED OCCUPANCY. In the event that the Lessee shall continue to occupy the Premises after the expiration of the term, the monthly rent required to be paid during any such holdover tenancy shall increase to one hundred fifty percent (150%) of the amount of monthly rent to be paid during the previous term. Any such holdover tenancy may be terminated by either party on thirty (30) days written notice.

                                  ARTICLE 6 USE

     Lessee shall use and occupy the Premises for the operation of a warehouse/distribution facility and general offices related thereto and for any other lawful purpose. Subject to the other terms and conditions of this Lease, including without limitation, Articles 2 and 7, Lessee shall not suffer or permit the Premises or any part thereof to be used in any manner, or anything to be done therein, or suffer or permit anything to be brought into or kept in the Premises which would in any way (i) violate any Laws;
(ii) cause structural injury to the Building or other improvements or any part

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thereof; (iii) damage the heating, air-conditioning, ventilating, plumbing or other mechanical or electrical systems of the Building or other improvements;
(iv) constitute a public or private nuisance; (v) alter the appearance of the exterior of the Building or other improvements or conduct any structural alterations on the interior of the Building without the prior written consent of Lessor in accordance with Article 18; or (vi) do anything or permit anything to be done on the Premises that would violate any of those certain Federal, state and local laws, regulations and guidelines now in effect, and any additional laws, regulations and guidelines which may hereafter be enacted, relating to or affecting Hazardous Materials (as hereinafter defined) or the handling, storage or disposal thereof. Any violation of any of the foregoing covenants which shall not be cured within thirty (30) days after receipt by Lessee of written notification thereof (or such longer period as may be necessary if such default cannot reasonably be cured within thirty (30) days, so long as Lessee shall have commenced to cure the same within said thirty (30)-day period and thereafter shall diligently pursue such cure) shall be an event of default under this Lease.

                   ARTICLE 7 REPAIRS/IMPROVEMENTS/MAINTENANCE

     7.1 LESSOR MAINTENANCE. Lessee has inspected the Premises and accepts same in their current condition and state of repair. Lessor shall not be responsible for any repairs, maintenance or improvements to the Premises.

     7.2 LESSEE MAINTENANCE. Lessee shall, at its own expense, repair, replace and maintain the entire Premises in the condition it is in on the Commencement Date and suffer no damage or injury to it save ordinary wear and tear, damage by fire or other casualty or by the condemnation of the Building or any part thereof or Alterations approved or permitted under this Lease.

     7.3 ABATEMENT EVENT. In the event that Lessee is prevented from using, and does not use, the Premises or any portion thereof, as a result of any occurrence outside the reasonable control of Lessee (an "Abatement Event"), then rent shall be abated or reduced, as the case may be, for such time that Lessee continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Lessee is prevented from using, and does not use, bears to the total rentable area of the Premises; provided, however, in the event that Lessee is prevented from using, and does not use, a portion of the Premises and the remaining portion of the Premises is not sufficient to allow Lessee to effectively conduct its business therein, and if Lessee does not conduct its business from such remaining portion, then rent shall be abated for such time as Lessee continues to be so prevented from using, and does not use, the entire Premises; provided, however, notwithstanding anything to the contrary set forth in this Section 7.3, Lessee's rent shall only be abated to the extent of recovery from rent loss insurance carried in connection with this Lease and Lessor agrees to cooperate with Lessee, at Lessee's sole cost and expense, in obtaining any recovery to which Lessee believes it is entitled.

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                                 ARTICLE 8 TAXES

     8.1 PAYMENT OF REAL ESTATE TAXES. During the term of this Lease, Lessor shall deliver all tax bills to Lessee immediately upon receipt thereof. Following receipt of any such bills, Lessee shall pay such general real estate taxes and assessments and other ad valorem taxes, rates and levies assessed against the Land and/or the Building by any governmental agency or authority and all charges specifically imposed in lieu thereof (collectively, "real property taxes") at least ten (10) days prior to the delinquency date of the applicable installment. Upon written request from Lessor, Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such real property taxes cover any period of time after the expiration or earlier termination of the term of this Lease, Lessee's share of real property taxes shall be equitably prorated to cover only the period of time during the term of the Lease and Lessor shall reimburse Lessee for any overpayment after such proration within thirty (30) days from making request therefor. Lessee may, at its sole option, pursue claims for reductions in real property taxes, in the name of Lessor, if necessary, and Lessor agrees to reasonably cooperate with Lessee in furtherance thereof. Any tax refunds and/or savings achieved by Lessor or Lessee due to such tax challenge or otherwise shall be the sole property of Lessee. There shall be included within the definition of "real property taxes" with respect to any calendar year only the amount currently payable on bonds and assessments (which shall be paid in the maximum number of installments), including interest for such tax calendar year or the current annual installment for such calendar year. Notwithstanding anything to the contrary contained in this Lease, real property taxes shall not include (i) any excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Lessor's general or net income (as opposed to rents or receipts), (ii) late charges, penalties or interest incurred as a result of Lessor's negligence, inability or unwillingness to timely deliver tax bills to Lessee or to timely file any tax returns or reports in respect to any real property taxes as may be prepared by Lessee and timely delivered to Lessor, or (iii) any other taxes or assessments charged or levied against Lessor which are not directly incurred as a result of the operation of the Premises.

     8.2 PAYMENT OF OTHER TAXES. Lessee shall be responsible to pay and shall pay when they are due all taxes or assessments on all personal property at any time located in or on the Premises, including, but limited to, all machinery and tool taxes, and all other taxes assessed against Lessee.

                               ARTICLE 9 UTILITIES

     Lessee shall bear the cost of any and all utilities used by Lessee on the Premises and shall pay the same when due.

                              ARTICLE 10 INSURANCE

     10.1 INSURANCE BY LESSEE. Lessee, at Lessee's own cost and expense, shall carry at all times during the term of this Lease and any renewals and extensions hereof (a) a special perils insurance policy covering loss and damage to the Building (specifically excluding flood coverage and earthquake coverage), naming Lessor and Lessor's mortgagee(s) as additional insureds, as their interests may appear, and in the amount of at

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least the full replacement cost of the Building, with a deductible not to exceed $15,000.00, and (b) a policy of commercial general liability insurance in reference to the Premises naming Lessor and Lessor's mortgagee(s) as additional insureds and protecting and indemnifying Lessee, Lessor, Lessor's mortgagee(s) and their assigns against any and all claims for injury and/or damage to persons or property or for the loss of life or of property in an amount of not less than $5,000,000 in respect to bodily injury or death to any one person and not less than $5,000,000 in respect to any one occurrence or accident and not less than $1,000,000 for property damage, and (c) rent loss insurance naming Lessor and Lessor's mortgagee(s) as additional insureds, as their interests may appear, in an amount sufficient to cover one year's rent, including all additional rent, due under this Lease. Prior to the earlier of (i) Lessee's entry onto the Premises or (ii) the Commencement Date, Lessee shall furnish Lessor with a certificate issued by the insurer evidencing the aforesaid coverages.

     10.2 FORMS OF INSURANCE. All policies of insurance described in this
Article 10 shall be provided by good and solvent insurance carriers licensed to do business in the Commonwealth of Virginia, may not expire or be cancelled or reduced below the coverage required hereunder without at least thirty (30) days' prior written notice to Lessor and Lessee and shall contain a waiver of subrogation pursuant to Section 10.3. Any insurance coverage described in this Article 10 may be effected by a blanket or umbrella policy or policies of insurance or under so-called "all risk" or "multi-peril" insurance policies, provided that the Premises and Lessee's liability under this Lease shall be at least the equivalent of separate policies in the amounts herein required. No less than annually, Lessee shall cause to be issued to Lessor a certificate of insurance reasonably acceptable to Lessor and evidencing compliance with the requirements of this Article 10.

     10.3 WAIVER OF SUBROGATION. Lessor and Lessee agree that, in the event the demised Premises, or any part thereof, are damaged or destroyed by fire or other casualty that is covered by insurance of the Lessee, or the sublessees, assignees or transferees of Lessee, the rights of recovery of any party against the other or against the employees, agents or licensees of any part, with respect to such damage or destruction and with respect to any loss resulting therefrom, including the interruption of the business of any of the parties, are hereby waived to the extent of the coverage of said insurance or any other insurance carried by either party. Lessor and Lessee further agree that all policies of fire, extended coverage, business interruption and other insurance covering the demised Premises or the contents therein shall provide that the insurance shall not be impaired if the insureds have waived their right of recovery from any person or persons prior to the date and time of loss or damage. Any additional premiums for such clause or endorsement shall be paid by the Lessee.

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                   ARTICLE 11 DAMAGE BY FIRE OR OTHER CASUALTY

     11.1 DEFINITIONS. "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. "Premises Total Destruction" shall mean damage or destruction to the Premises which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor and Lessee shall have a mutually acceptable contractor notify Lessor and Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total. "Insured Loss" shall mean damage or destruction to improvements on the Premises which was caused by an event required to be covered by the insurance described in Article 10 of this Lease, irrespective of any deductible amounts or coverage limits involved. "Replacement Cost" shall mean the cost to repair or rebuild the Building at the time of the occurrence to its condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable Laws, and without deduction for depreciation.

     11.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessee shall, at Lessee's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. Partial damage due to flood or earthquake shall be subject to Section 11.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance maintained by Lessor and/or Lessee shall be made available for the repairs if made by either party pursuant to
Section 11.6 below.

     11.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, and the Replacement Cost exceeds $250,000.00, Lessee may either: (i) repair such damage as soon as reasonably possible at Lessee's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessor within thirty (30) after receipt by Lessee of knowledge of the occurrence of such damage. Such termination shall be effective one hundred twenty (120) days following the date of such notice.

     11.4 TOTAL DESTRUCTION. If a Premises Total Destruction occurs, Lessee may either: (i) repair such damage as soon as reasonably possible at Lessee's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessor within thirty
(30) after receipt by Lessee of knowledge of the occurrence of such damage. Such termination shall be effective one hundred twenty (120) days following the date of such notice.

     11.5 ABATEMENT OF RENT. In the event of Premises' Partial Damage or Premises' Total Destruction, in the event this Lease is not terminated by Lessee as provided above (or if the Lease is terminated by Lessee, for the period prior to the termination date), the rent payable by Lessee for the period required for the repair, remediation or restoration of such damage, plus a reasonable period of time for Lessee to install its systems, furniture, fixtures and equipment in the Building, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, to the extent

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that such rent is recovered under the rent loss insurance carried pursuant to
Section 10 and Lessor agrees to cooperate with Lessee, at Lessee's sole cost and expense, in obtaining any recovery to which Lessee believes it is entitled. All other obligations of Lessee hereunder shall be performed by Lessee (to the extent feasible in view of the situation).

     11.6 DISBURSEMENT OF INSURANCE PROCEEDS. In the event Lessee is obligated or elects to repair the Premises under this Article 11, any and all insurance proceeds received by Lessor shall be paid to Lessee (or as Lessee may direct) on a monthly basis within ten (10) days following Lessee's written request as the Premises is replaced and repaired, in amounts equal to the cost of such replacement and repair, upon delivery to Lessor of a certificate of an engineer or architect certifying, in each case, the amount to be paid (which may represent amounts theretofore paid by Lessee in the effectuation of such repairs or replacements and not reimbursed hereunder and/or amounts due and payable by Lessee therefor, or both). Upon the completion of the repairs and/or replacements, Lessor shall pay to Lessee any balance of such insurance proceeds. In the event Lessee elects to terminate this Lease pursuant to Sections 11.3 or 11.4, any and all insurance proceeds shall be paid to and retained by Lessor.

                        ARTICLE 12 ASSIGNMENT; SUBLETTING

     12.1 ASSIGNMENT AND SUBLETTING. Subject to Section 12.2 below, Lessee shall not assign or sublease the Premises or any portion thereof without the prior written consent of Lessor, which consent shall not be unreasonably withheld or conditioned and shall be granted or denied within ten (10) business days. Lessee acknowledges that Lessor has obtained or may obtain financing which may require assignment of this Lease, from time to time, as additional security, and Lessee hereby expressly consents to such assignments and shall execute any commercially reasonable document required by Lessor in connection therewith.

     12.2 AFFILIATES. Notwithstanding anything to the contrary contained in this Article 12, neither (i) an assignment or subletting of all or a portion of the Premises (A) to an entity which is controlled by, controls or is under common control with Lessee (or a valid assignee of this Lease), (B) to an entity which is funded by Lessee in connection with Lessee's business in the "e-commerce," or "retailing" industry or (C) to a purchaser of all or substantially all of the assets of Lessee or of an entity which is controlled by, controls or is under common control with Lessee (or a valid assignee of this Lease), (ii) a transfer, by operation of law or otherwise, in connection with the merger, consolidation or other reorganization of Lessee or of an entity which is controlled by, controls or is under common control with Lessee (or a valid assignee of this Lease), nor (iii) the use or occupancy of portions of the Premises by a party or parties in connection with the transaction of business with Lessee or with an entity which is controlled by, controls or is under common control with Lessee (or with a valid assignee of this Lease), shall be subject to the Lessor's consent (such entities, purchasers, and parties shall be referred to herein collectively or individually as an "Affiliate"); provided, however, no sublease or assignment to an Affiliate shall release the Lessee named herein from any liability under this Lease. Lessee shall immediately notify Lessor of any such assignment, purchase, transfer, sublease, action, or use. For purposes of this Lease, "control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, or majority ownership of any sort, whether through the ownership of voting securities, by contract or otherwise.

     12.3 SUBORDINATION. Lessee's rights under this Lease are subject and subordinate to the terms and conditions of Lessor's deed of trust as executed with Lessor's lending institution and is further subject to the security interest of that lending institution; provided, however, notwithstanding any provisions of this Lease to the contrary, as a condition precedent to Lessee's obligation to be bound by the provisions of this Section 12.3, Lessor shall deliver to Lessee with regard to any and all present and future mortgages, ground leases, deeds of trust, liens or other encumbrances against the Premises or any part thereof, non-disturbance agreements in form and substance satisfactory to Lessee, which, amongst other things, recognized this Lease, all of the terms and provisions hereof (including, but not limited to, the Purchase Obligation) and all of Lessee's rights and remedies under this Lease in the event of foreclosure or deed in lieu thereof if Lessee is not in default hereunder following receipt of written notice of such default and the expiration of any applicable cure period. Concurrently with the execution and delivery of this Lease, Lessor shall deliver to Lessee a non-disturbance agreement by and among RE Loan.Toys, LLC, Lessor and Lessee in the form of EXHIBIT "C" attached hereto and incorporated herein by this reference ("Non-Disturbance Agreement").

     12.4 PROHIBITED TRANSFERS. Lessor shall not sell, assign or transfer, directly or indirectly, any right, title or interest in or to the Premises to Toys R Us, Walmart or Amazon.com or any entity which is controlled by, controls or is under common control with either of them, or any successor to or assignee of any of the foregoing.

     12.5 NO SECURITY INTEREST. Lessor shall not possess any interest in and to Lessee's personal property, furniture (whether bolted or otherwise), furnishings, inventory, business machines and equipment, trade and business fixtures, including without limitation, any racks or similar trade fixtures whether or not bolted or affixed to the Premises, signs, communications equipment, moveable partitions, security equipment, networking equipment and viewing screens, telecommunications equipment, the uninterrupted power supply machinery and equipment and other articles of personal property owned by Lessee or installed or placed by Lessee at its expense in the Premises (collectively, "Lessee's Property") and Lessor hereby waives any such rights provided by law or in equity. Notwithstanding any provision contained herein to the contrary, Lessor hereby waives any right of distraint and any statutory or other lien which Lessor may have upon Lessee's trade fixtures and equipment or other personal property in the demised Premises, including, without limitation, the rights granted to landlords pursuant to Sections 55-227, 55-230 and 55-233 of the Code of Virginia. All Alterations and all improvements, walls, lighting, sprinklers and electrical wiring which may be installed or placed in or about the Premises, but excluding Lessee's Property installed in, on or about the Premises, from time to time, shall be and become the property of Lessor. Lessee may remove any of Lessee's Property at any time, provided, in each instance, Lessee repairs any damage to the Premises and Building caused by such removal. Lessee shall have no obligation to remove any Alteration upon the expiration or early termination of the Lease term, but Lessee shall broom clean the Premises concurrently with Lessee's vacation thereof. Lessee shall have the right, but not the obligation, to finance the purchase of and grant security interests in and otherwise encumber Lessee's Property, and Lessor shall, promptly upon request, execute a waiver and consent form required by any lender of Lessee granting such lender the right, upon reasonable notice, to enter the Premises to take possession of and remove Lessee's Property notwithstanding any alleged breach by Lessee of the terms of this Lease.

                    ARTICLE 13 NO LIABILITY ON LESSOR'S PART

     Except as specified in this Lease, Lessor and its agents shall not be liable for (i) any damage to property of Lessee or of others entrusted to employees of the Lessee, nor for the loss of or damage to any property of Lessee by theft or otherwise unless caused by the willful act or negligence of Lessor, its agents, contractors, servants or employees; (ii) any injury or damage to persons or property resulting from fire, explosion, system failure, falling plaster, steam, gas, electricity, water, rain, snow or leaks from any part of the Building or from the pipes, appliances, or plumbing works or from the street, or subsurface or from any other place or by dampness or any other cause of whatsoever nature unless caused by the willful act or negligence of Lessor, its agents, contractors, servants or employees; (iii) any damage caused by any other tenants or adjoined property owners or caused by operations in construction of any public or quasi-public work; or (iv) any other damage or loss unless caused by the willful act or negligence of Lessor, its agents, contractors, servants or employees.

                             ARTICLE 14 CONDEMNATION

     14.1 CONDEMNATION OF ALL OR A MATERIAL PART OF THE PREMISES. In the event that all or a material part of the Building or the Land shall be condemned or taken in any manner or conveyed in lieu thereof (collectively, a "taking") for any public or quasi-public use after the Commencement Date, then the Purchase Obligation shall be accelerated to close on the date of the taking or the conveyance in lieu thereof and all proceeds from such condemnation, to the extent not used by Lessee to pay the Purchase Price (as defined below), shall be paid to and retained by Lessee and Lessor hereby irrevocably assigns all rights of Lessor to Lessee.

     14.2 CONDEMNATION OF LESS THAN A MATERIAL PART OF THE PREMISES. In the event of a taking of less than a material part of the Premises after the Commencement Date, all condemnation proceeds shall be paid to Lessor and the Purchase Price shall be reduced by the amount paid to Lessor and the rent and other charges under this Lease shall be reduced proportionately.

     14.3 LESSEE'S RIGHTS UPON CONDEMNATION. For any taking or threatened taking, whether or not this Lease is terminated, Lessor hereby grants Lessee the sole right and irrevocably authorizes and empowers Lessee, in the name of Lessor or otherwise, to file and prosecute what would otherwise be Lessor's claim for any portion of any award or payment against the condemning authority, and to collect, receipt for and retain the same and Lessor agrees to reasonably cooperate, at Lessee's sole cost and expense, with Lessee in furtherance thereof.

                          ARTICLE 15 DEFAULTS; REMEDIES

     15.1 DEFAULT AND REMEDIES.

          A) (i) If Lessee defaults (a) in fulfilling any of the covenants of this Lease, requiring the payment of rent, additional rent or other payments due under this Lease, or (b) in strictly complying with any of the other terms, conditions or provisions of this Lease, or (ii) if Lessee makes a general assignment for the benefit of creditors, is adjudged a bankrupt or files a petition for reorganization or arrangement, or if there has been an attachment or other judicial seizure of substantially all of Lessee's assets, then, in the case of nonpayment of rent or other charges which continues for five (5) business days after Lessee receives from Lessor written notice specifying such default, or if Lessee defaults in any one or more of the events referred to in (b) or (ii) above, then upon Lessee's receipt from Lessor of a written notice specifying the nature of said default and upon Lessee's failure to cure such default within thirty (30) days after receipt of Lessor's notice thereof, if required (or if said default or omission complained of shall be of such a nature that the same cannot be completely cured or remedied within said thirty (30) day period, and if Lessee shall not have diligently commenced curing such default with such thirty (30) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default within a commercially reasonable amount of time), then Lessor may serve a written five (5) business day notice of cancellation of this Lease upon Lessee and upon the expiration of said five (5) business days, this Lease and the term hereunder shall end and expire as fully and completely as if the date of expiration of such five (5) business day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof and Lessee shall then quit and surrender the dernised Premises to Lessor but Lessee shall remain liable as hereinafter provided.

     B) Upon any default by Lessee which is not cured within any applicable cure period following receipt of notice thereof, if required, then and upon a termination of this Lease as provided in Section 15.1(A) above, Lessor may without further notice re-enter the demised Premises and dispossess Lessee with process of law by summary proceedings or otherwise, and the legal representatives of Lessee or other occupant of the demised Premises and remove their effects and hold the Premises as if this Lease had not been made, but Lessee shall remain liable hereunder as hereinafter provided and Lessee hereby waives the service of notice of intention to re-enter or institute legal proceedings to that end.

     15.2 RENT DEFICIENCY. In case of any termination of this Lease, (a) the rent and additional rent shall become due thereupon and be paid up to the time of such termination; and (b) all damages, liabilities, costs and expenses (including, but not limited to, reasonable attorneys' fees and costs), together with interest thereon at the prime rate charged by the largest state chartered bank in Virginia plus two percent (2%) per annum but not to exceed the maximum rate allowed by law ("Interest Rate") until paid, directly incurred by Lessor as a result of such default less that which Lessee proves could reasonably be avoided. In no event under this Lease, however, shall Lessee be liable for any indirect or consequential damages to Lessor, such as loss of profits, customers, goodwill, etc. Lessor shall be under a duty to exercise diligence in an effort to mitigate its damages. In the event of a breach by Lessee of any of the covenants or provisions hereof and Lessee's failure to remedy the same within any applicable cure period following receipt of written notice, upon ten (10) days prior written notice to Lessee (except in the case of emergency) Lessor shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for, including without limitation, the right to pay any costs and expenses in order to preserve the Premises which Lessee was obligated to pay hereunder. Mention in this Lease of any particular remedy shall not preclude Lessor from any other remedy, in law or in equity, the foregoing remedies and rights of Lessor being cumulative. Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Lessee being evicted or dispossessed for any cause, or in the event of Lessor obtaining possession of the demised Premises, by reason of the violation by Lessee of any of the covenants and conditions of this Lease or otherwise.

     15.3 TERMINATION OF THE PURCHASE OBLIGATION. In the case of any termination of this Lease pursuant to this Article 15, the Purchase Obligation shall automatically terminate and be of no further force or effect. In the event that any installment of rent is not paid to Lessor within ninety (90) days following written notice that such amount is past due, Lessor, at its option, with or without concurrently terminating this Lease, may elect to terminate the Purchase Option by providing a three (3) business day notice to pay the past due rental installment or forfeit the Purchase Obligation.

                     ARTICLE 16 COVENANT OF QUIET ENJOYMENT

     16.1 QUIET ENJOYMENT. Lessor warrants and represents that it has full authority to execute this Lease for the term aforesaid and covenants that upon Lessee's paying the rent and performing the covenants to be observed and performed on Lessee's part prior to the expiration of any applicable cure period, Lessee may peaceably and quietly have, hold and enjoy the demised premises, subject, nevertheless, to the other terms and conditions of this Lease.

                               ARTICLE 17 NOTICES

     17.1 NOTICE TO LESSOR. Any notice required or permitted to be given to Lessor shall be in writing and be deemed to have been properly given upon mailing the same by certified or registered mail, return receipt requested, or Federal Express or other reputable overnight courier, with postage prepaid or by facsimile transmission to Lessor:

                           NG Land LLC
                           432 Estudillo Avenue
                           San Leandro, CA 94577
                           Facsimile No.:  (510) 357-5196
                           (Prior to October 15, 2000)

                           NG Land LLC
                           201 Lafayette Circle
                           Lafayette, California  94549
                           Facsimile No.: [To Be Provided Following Relocation] (On or after October 15, 2000)

Lessor reserves the right to designate another representative for the purpose of receiving notices required or permitted to be made hereunder provided the designation is made in writing and delivered to Lessee.

     17.2 NOTICE TO LESSEE. Any notice required or permitted to be given to Lessee shall be in writing and be deemed to have been properly given upon mailing the same by certified or registered return receipt requested, or Federal Express or other reputable overnight courier, with postage prepaid or by facsimile transmission to Lessee:

                           eToys Distribution L.L.C.,
                           9141 U.S. Highway 29
                           Blairs, Virginia 24527
                           Facsimile No.:  (804) 835-1101
                           Attn:  Facilities Manager

                           And

                           3100 Ocean Park Boulevard, Suite 300
                           Santa Monica, California 90405
                           Facsimile No.(310) 664-8101
                           Attn:  General Counsel

Lessee reserves the right to designate another representative for the purpose of receiving notices required or permitted to be made hereunder provided the designation is made in writing and delivered to Lessor.

     17.3 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card. Notices delivered by Federal Express or overnight courier that guarantee next day delivery shall be deemed given twenty-four
(24) hours after delivery of the same to Federal Express or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

                             ARTICLE 18 ALTERATIONS

     18.1 ALTERATIONS: IMPROVEMENTS. Lessee may make any improvements, alterations, additions or changes to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Lessor in the event such Alterations do not alter the Building's exterior appearance, or materially affect the Building systems and equipment or the Building structure or add or modify any new systems or equipment to the Building (collectively, the "Adverse Effects"), provided Lessee shall provide Lessor prior notice thereof. Lessee shall obtain the prior written consent of Lessor to any Alterations having Adverse Effects, which consent shall not be unreasonably withheld or conditioned and shall be approved or denied within ten (10) days of receipt of Lessee's request for approval. Any request shall be deemed approved if such notice of consent or denial is not received by Lessee within such ten (10) day period. Lessee's request for Lessor's approval shall be in writing describing the proposed alterations in reasonable detail and Lessor's response to Lessee shall be in writing. All such alterations and improvements to the Premises made by Lessee shall become the property of Lessor upon termination of occupancy. Lessor hereby approves all of the Alterations and improvements currently being made to the Premises by Lessee pursuant to the following plans and specifications and any Alterations reasonably contemplated thereby or under this Lease or any of the documents executed in connection with Lessor's acquisition of the Premises.

     18.2 LIENS. Subject to Section 18.3 relating to contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge or bond over at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Premises or any attachment, levy, claim or encumbrance in respect of the rent provided under this Lease arising out of Lessee's (or its agents' or employees') occupancy of or activities with respect to the Premises, not including, however, (a) this Lease, (b) any mortgage or deed of trust or other lien created by Lessor, (c) restrictions, liens and other encumbrances which are consented to in writing by Lessor, which consent shall not be unreasonably withheld or delayed upon request therefor from Lessee, or any easements consented to in writing by Lessor, if any, which consent shall not be unreasonably withheld or delayed upon request therefor from Lessee which do not materially and adversely affect (1) the marketability of title to the Premises, or (2) the use of the Premises for all purposes of this Lease, (d) liens for those taxes of Lessor which Lessee is not required to pay hereunder,
(e) subleases permitted by Article 12, (f) liens for real property taxes or for sums resulting from noncompliance with Laws so long as (1) the same are not yet payable or are payable without the addition of any fine or penalty or (2) such liens are in the process of being contested as permitted by Section 18.3, and
(g) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due, provided that (1) the payment of such sums shall not be postponed under any related contract for more than sixty (60) days after the completion of the action giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or sound accounting principles shall have been made therefor or (2) any such liens are in the process of being contested as permitted by Section 18.3. In addition, Lessor agrees to take all actions reasonably necessary to allow Lessee to fulfill its obligations and covenants contained in that certain First Amendment to Deed of Lease dated on or about September 26, 2000 by and between Lessee and East Bowles, L.L.C. ("First Amendment"), including without limitation, the abandonment of a portion of Toy Lane, the additional of the abandoned portion of Toy Lane to the property adjacent to the Premises (as referenced in the First Amendment, the "Adjacent Property"), the addition of a 0.066 acre parcel of land to the Adjacent Property as referenced in the First Amendment and the restoration, removal and rededication obligations of eToys as more particularly set forth in the First amendment and Lessor agrees not to oppose the same and that Bowles shall be a third-party beneficiary of this covenant.

     18.3 PERMITTED CONTESTS. Lessee, on Lessor's behalf, but at Lessee's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any real property taxes or any Laws or insurance requirements or any lien, encumbrance, charge or claim not permitted by Section 18.2, provided that
(a) in the case of an unpaid real property taxes, lien, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Lessor and/or from the Premises, (b) neither the Premises nor any rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, terminated, cancelled or lost, (c) in the case of a Laws, Lessor would not be in any danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings, and (d) if such contest be finally resolved against Lessor or Lessee, Lessee shall, as additional rent due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Laws or insurance requirements. Lessee shall indemnify and save Lessor harmless against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom.

                        ARTICLE 19 ENVIRONMENTAL MATTERS

     Lessee shall not cause or permit any Hazardous Material to be brought on or kept or used in or about the Premises by Lessee, its agents, employees, contractors or invitees at any time unless (a) Lessee shall have first obtained Lessor's consent thereto, which consent Lessor shall not unreasonably withhold, condition or delay, and (b) the Hazardous Material will be used, kept, stored and disposed of in a manner that complies with all Laws regulating any such Hazardous Materials so brought on or used or kept in or about the Premises. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of Lessee's permitted use hereunder, including without limitation, such Hazardous Materials used or stored in connection with toys, hobby materials and other inventory to be stored at the Premises, so long as such use is in compliance with Laws and does not expose the Premises to any meaningful risk of contamination or damage.

     If Lessee breaches the obligation stated above in this Section 19.1 and the presence of Hazardous Materials brought by Lessee or its agents or invitees on or about the Premises results in contamination of the Premises or surrounding areas, Lessee shall indemnify, defend, protect and hold Lessor completely harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises or the Building thereon, damages for the loss or restriction on the use of rentable or usable space or of any immunity of the Premises, damages arising from any adverse impact on marketing of space in the Premises, and reasonable sums paid in settlement of claims, attorneys' fees, consultant fees, and expert fees) that arise during or after the term of this Lease as a result of that contamination. This indemnification of Lessor by Lessee includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on, under or about the Premises caused by Lessee's action. Without limiting the foregoing, if the presence of any Hazardous Material on or about the Premises caused by Lessee results in the contamination of the Premises or surrounding area or causes the Premises or surrounding area to be in violation of any Laws, Lessee shall promptly take all actions at its sole expense as are reasonably necessary to return the Premises and surrounding area to substantially the condition existing before the introduction of any such Hazardous Material, provided, that Lessor's approval of those actions shall first be obtained, which approval shall not be unreasonably withheld, conditioned or delayed so long as those actions would not potentially have any material adverse long-term or short-term effect on the Premises or surrounding area.

     As used herein, the term "Hazardous Materials" shall mean and include any hazardous or toxic materials, substances, or wastes, including (i) any material, substances or wastes that are toxic, ignitable, corrosive or reactive and that are regulated by any local governmental authority, any agency of the Commonwealth of Virginia, or any agency of the United States government; (ii) asbestos; (iii) petroleum and petroleum-based products; (iv) urea formaldehyde foam insulation; (v) polychlorinated biphenyls CTCBs"); (vi) freon and other chlorofluorocarbons; (vii) those designated as hazardous substances pursuant to
Section 1004 of the Federal Resource Conservation and Recovery Act, 42 USCS Sections 6901, et seq., and (viii) those designated as hazardous substances pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Recovery Act, 42 USCS Sections 9601, et seq.

     Lessor and Lessee shall promptly notify the other of and shall promptly provide the other with true, correct, complete and legible copies of all of the following environmental items relating to the leased Premises that may be filed or prepared by or on behalf of, or delivered to or served on, Lessee or Lessee or their respective agents: reports filed pursuant to any self-reporting requirements, reports filed pursuant to any applicable Laws or this Lease, all permit applications, permits, monitoring reports, workplace exposure, and community exposure warnings or notices, and all other reports, disclosures, plans, manifests or documents (even those that may be characterized as confidential) relating to water discharges, air pollution, waste generation or disposal, underground storage tanks or Hazardous Materials.

     The provisions of this Section, including, without limitation, the indemnification provisions set forth herein, shall survive and not be merged into any termination of this Lease.

                        ARTICLE 20 OBLIGATION TO PURCHASE

     20.1 OBLIGATION TO PURCHASE LAND AND IMPROVEMENTS. Lessor hereby grants to Lessee the exclusive and irrevocable right and obligation to purchase all of Lessor's right, title and interest in and to the Premises from Lessor on the Expiration Date ("Purchase Obligation") for the fixed price ("Purchase Price") as follows:

          (i)   $14,500,000.00 (Fourteen Million Five Hundred Thousand Dollars);

          (ii) Plus, an amount equal to $4,833.33 multiplied by the number of days in the month in which Lessee closes on its purchase of the Premises commencing with the first (1st) day of such month and continuing through and including the closing date;

          (iii) Plus, any unpaid but accrued monthly installments of rent (but not including the amount described in item (ii) above); and

          (iv) Plus, any unpaid costs, expenses, late fees or other charges owed to Lessor under this Lease, if any, which remain unpaid.

If Lessee desires to purchase the Premises prior to the Expiration Date, Lessee shall notify Lessor in writing not less than two (2) months prior to Lessee's intended date of purchase stating that Lessee is accelerating the Purchase Obligation without condition or qualification. In the event the Lessee exercises the option to accelerate the Purchase Obligation prior to the Expiration Date, then Lessee shall tender the entire Purchase Price in cash or other immediately available funds to Lessor within sixty (60) days thereafter, subject to the terms of this Article 20. Lessee shall have the right to assign the foregoing Purchase Obligation to any person or entity, in Lessee's sole discretion, provided that notice of such assignment shall be promptly given to Lessor. The Purchase Obligation shall terminate upon the date of termination of this Lease pursuant to Article 15 above.

     20.2 CLOSING. On the earlier of the (i) Expiration Date or (ii) within sixty (60) calendar days after Lessee's exercise of its option to accelerate the Purchase Obligation, closing shall occur at the offices of Lessee's attorney in Pittsylvania County, Virginia, or at such other place to which the parties may agree (the "Closing Date"). Lessee shall pay for all title insurance, closing costs, fees and taxes in connection with Lessee's purchase of the Premises.

     The transaction shall be consummated in the following manner:

     (i) Lessor shall deposit with the closing attorney a duly executed and acknowledged General Warranty Deed conveying the Premises to Lessee in the form attached hereto as EXHIBIT "E." Lessee shall be responsible for obtaining and paying for such additional surveys or examination of title as Lessee may deem necessary.

     (ii) Lessee shall deposit with the closing attorney the Purchase Price which Purchase Price shall be paid to Lessor pursuant to Section 20.1, above, in cash, upon the closing.

     (iii) At Closing, the executed deed shall be delivered to Lessee and the Purchase Price shall be delivered to Lessor. Closing shall be deemed to have occurred when the General Warranty Deed is recorded. The closing shall not occur unless and until the title company is in a position to issue the title insurance policy described in Section
           20.4 below, showing title to the Premises, vested of record in Lessee (or its assignee or nominee), subject only to Permitted Exceptions (as defined below).

     20.4 TITLE. In the event Lessee, or its assignee, exercises the right to purchase the Premises, fee simple marketable title thereto shall be conveyed to Lessee or its assignee or nominee subject to all liens and encumbrances of record, but specifically excluding any monetary liens or encumbrances or other liens created by Lessor, including without limitation any deed of trust or mortgage entered into by Lessor ("Permitted Exceptions"). Lessee's leasehold title policy issued in connection with this Lease shall insure that the Purchase Obligation contained herein is a valid obligation vested in Lessee and that as of the closing, fee simple marketable title to the Premises shall be vested of record in Lessee or its assignee or nominee, subject only to Permitted Exceptions. Except as provided herein, Lessor makes no warranties concerning the condition of title to the Premises and/or the physical condition of the Premises and Lessee shall accept the Premises in its "as-is" condition with all defects, both title and physical.

     20.5 CONDITION OF PREMISES AND ADDITIONAL LAND. Lessor shall take no actions which affect the Premises or title thereto, without the prior written approval of Lessee, which shall not be unreasonably withheld, including without limitation, Lessor shall not enter into any lease or occupancy agreement, construct any improvements, grant any easements or similar rights, apply for any entitlements, transfer or agree to transfer any right, title or interest in or to the Premises to any party (except that Lessor may transfer or agree to transfer the Premises subject to this Lease and the options granted herein) or take any other action which could affect Lessee's purchase, use or development of the Premises.

     20.6 POSSESSION. Possession of the Premises shall be delivered to Lessee upon the Closing Date.

     20.7 BROKERS. Lessor and Lessee hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Lessor and Lessee agree to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent. The terms of this Section 20.7 shall survive the expiration or earlier termination of this Lease.

                            ARTICLE 21 MISCELLANEOUS

     21.1 ENTIRE AGREEMENT. This Lease constitutes the entire understanding between the parties and shall be conclusively deemed to supersede all prior written or verbal communications between the parties. This Lease may not be modified or terminated unless in writing, signed by the parties to this Lease.

     21.2 GOVERNING LAW. This Lease is to be governed, construed and enforced in accordance with the laws of the Commonwealth of Virginia, United States of America, which shall be deemed to have personal jurisdiction over the parties.

     21.3 AUTHORITY. The individuals signing this Lease on behalf of the Lessor and the Lessee, respectively, expressly warrant and represent personally that he has full power and authority so to act on behalf of his principal.

     21.4 ATTORNEYS' FEES. In the event either party shall be required to commence or defend any action or proceeding against the other party by reason of any breach or claimed breach of any provision of this Lease, to commence or defend any action or proceeding in any way connected with this Lease or to seek a judicial declaration of rights under this Lease, the party prevailing in such action or proceeding shall be entitled to recover from or to be reimbursed by the other party for the prevailing party's reasonable and actual attorneys' fees and costs through all levels of proceedings.

     21.5 BINDING EFFECT. This Lease shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors and permitted assigns, except as expressly set forth hereinabove.

     21.6 PARTIAL INVALIDITY. If any provisions of this Lease or the application thereof to any person or circumstance shall be deemed invalid or unenforceable, the remainder of this Lease and its application to other persons or circumstances shall not be affected by such partial invalidity but shall be enforced to the fullest extent permitted by law as though such invalid or unenforceable provisions was never a part hereof.

     21.7 COUNTERPARTS. This Lease may be executed in one or more identical counterparts, and as so executed by all parties hereto shall constitute a single instrument for purposes o the effectiveness of this Lease.

     21.8 ESTOPPEL CERTIFICATES. At any time and from time to time and without charge, within fifteen (15) days after request therefor, Lessor and Lessee shall certify to the other and its designees, in writing, certain commercially reasonable matters relating to the status of this Lease. Any such certificate may be relied upon by Lessor or Lessee, as the case may be, and any person or entity to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the party making the certifications contained therein.

     21.9 TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the parties under this Lease.

     21.10 MEMORANDUM OF DEED OF LEASE. Concurrently with the execution of this Lease, Lessor shall execute and notarize a short form Memorandum of Deed of Lease and Option to Purchase Real Estate in the form attached hereto as EXHIBIT "D," which shall be recorded by Lessee, at its sole cost.

     21.11 SIGNS. Lessee may place any sign upon the Premises so long as such signs comply with all applicable Laws.

     21.12 PARKING. Lessee shall have the right to use all parking areas within the Premises during the term of the Lease at no cost to Lessee, except as herein provided.

     21.13 CONFIDENTIALITY. Except as may be required by subpoena or other legal requirement or for the purposes of or except as may be reasonably required in connection with the sale, re-leasing, financing or refinancing of the Premises, all information learned by or disclosed to Lessor with respect to Lessee's business (including without limitation, a copy of this Lease and the terms hereof and payments due hereunder) or information disclosed or discovered during an entry by Lessor into the Premises, shall be kept strictly confidential by Lessor, Lessor's legal representatives, successors, assigns, employees, servants and agents and shall not be used (except for Lessor's confidential internal purposes) or disclosed to others by Lessor, or Lessor's servants, agents, employees, legal representatives, successors or assigns, without the express prior written consent of Lessee, which Lessee may withhold in its sole and absolute discretion. Any and all information conveyed to the media and/or the business community, whether in the form of informal or formal discussion, press releases, direct mail or other broadly distributed announcements regarding discussions, negotiations, lease signing, occupancy by Lessee or such subsequent agreements between Lessee and Lessor concerning this Lease shall be conveyed exclusively by Lessee (this includes any and all contact with print or broadcast reports, as well as paid advertising).

     21.14 SECURITY. Lessee shall have the right to install its own security/alarm system and/or have its own security personnel in the Premises, at Lessee's sole cost and expense, without obtaining the Lessor's prior written consent.

     21.15 STANDARD FOR CONDUCT AND CONSENT. Notwithstanding anything to the contrary contained in the Lease, regardless of any reference to the words "sole" or "absolute", any time the consent of Lessor or Lessee is required, such consent shall not be unreasonably withheld, conditioned or delayed. Whenever the Lease grants Lessor or Lessee the right to take action, exercise discretion, or make allocations or other determinations, Lessor and Lessee shall act reasonably and in good faith. Whenever the Lease grants Lessor or Lessee the right to take action, exercise discretion, or make allocations or other determinations, Lessor and Lessee shall act reasonably and in good faith. When Lessee is required to pay to Lessor any "costs" or "expenses" under the Lease, such amount shall be the actual cost or expense paid or incurred by Lessor without mark-up by or profit to Lessor. In the event that either party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

     21.16 PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay plus interest at the Interest Rate. Neither party which fails to pay "under protest" waives its right to later object to such payment.

     21.17 TELECOMMUNICATIONS EQUIPMENT. At any time during the term of the Lease, Lessee may install, with the prior written consent of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed, at Lessee's sole cost and expense, any telecommunication equipment upon the roof of the Building or on the Premises in compliance with all applicable Laws, without the payment of any additional rent.

     21.18 ENTRY BY LESSOR. Lessor reserves the right for itself and its agents, employees, servants, architects, engineers and contractors at all reasonable times and upon one (1) business days' notice (except in the case of emergencies) to the Lessee to enter the Premises to inspect the Premises to determine compliance with the Lease. All of Lessor's entries shall be scheduled with Lessee and performed, as applicable, so as to minimize interference with Lessee's use of the Premises, and, at Lessee's option, in each case, only upon being accompanied by an employee of Lessee and/or execution of Lessee's standard non-disclosure agreement as Lessor hereby acknowledges the extremely confidential nature of Lessee's business.

     21.19 ABOVE-GROUND STORAGE TANK(S). Lessee shall have the right to install on the Premises, at locations reasonably approved by Lessor, one or more above-ground storage tank(s) to supply fuel to a back-up generator. Lessee's rights under this Section 21.19 shall be subject to the following terms and provisions: (a) Lessor shall have the right to reasonably approve the size, exact location, manner of installation and other specifications of the above-ground storage tank(s); (b) the exercise of Lessee's rights under this
Section 21.19 shall be subject to Lessee's compliance with all applicable Laws and acquisition of all approvals and permits required from applicable governmental authorities; (c) the installation, maintenance, monitoring and removal of the above-ground storage tank(s) shall be at Lessee's sole cost and expense; (d) Lessee shall comply with all applicable Laws pertaining to the operation, maintenance and monitoring of above-ground storage tanks, along with any additional requirements imposed by Lessor in connection therewith, and shall provide Lessor with evidence of such compliance in such form and at such times as Lessor requires; (e) Lessee shall maintain and repair the above-ground storage tank(s) in a first-class, safe condition, and shall be responsible for all reporting, monitoring, clean-up and remediation activities and costs pertaining to the storage tank(s) and materials stored therein or released therefrom; and (f) Lessee shall furnish Lessor with copies of all approvals, permits, notices and communications received from governmental authorities concerning the above-ground storage tank(s). Lessee shall have no right to install any underground storage tanks on the Premises.

     21.20 PLANS AND DRAWINGS. Upon written request, Lessee shall deliver to Lessor copies of (i) scalable building and site plans of the Premises, preferably AutoCAD compatible (ii) building profiles, and (iii) any and all existing hazardous materials reports, wetland reports or audits of either, to the extent in Lessee's possession or readily available to Lessee.

     21.21 LEASING COMMISSIONS. Lessor and Lessee each represent and warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation, execution or delivery of this Lease and that they know of no real estate broker or agent who is entitled to a commission in connection with this Lease. Lessor and Lessee agree to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent. The terms of this Section 21.21 shall survive the expiration or earlier termination of this Lease.

     WITNESS the following signatures and seals the day and year first above written:

                          LESSOR:

                          NG Land LLC,
                          a California limited liability company


                          By:       /s/ BARNEY NG
                             ---------------------------------------
                            Name:       Barney Ng
                                 -----------------------------------
                            Its:     Managing Partner
                                 -----------------------------------

                          By:
                             ---------------------------------------
                            Name:
                                  ----------------------------------
                            Its:
                                  ----------------------------------

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                          LESSEE:

                          eTOYS DISTRIBUTION, L.L.C.,
                          a Delaware limited liability company



                           By:       /s/ PETER M. JUZWIAK
                              --------------------------------------------------
                             Name:       Peter M. Juzwiak
                                  ----------------------------------------------
                             Its:  Assistant Secretary and Assistant Treasurer
                                  ----------------------------------------------



                           By:
                              --------------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Its:
                                  ----------------------------------------------

                                 ACKNOWLEDGEMENT


STATE OF                            )
                                    )   SS.
                                    )
COUNTY OF _______________



     On ____________________ before me, ______________________________, personally appeared ____________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

                                      __________________________________________
                                                      NOTARY PUBLIC

                                      State of _________________________________



                                 ACKNOWLEDGEMENT


STATE OF CALIFORNIA               )
                                  )   SS.
                                  )
COUNTY OF _______________



On ____________________ before me, _______________________________, personally appeared _____________________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

                                      __________________________________________
                                                      NOTARY PUBLIC
                                                   State of California

                                   EXHIBIT "A"

                                 PLAT OF SURVEY



                                [ATTACHED HERETO]

                                   EXHIBIT "B"

                                TOY LANE EASEMENT



     All that certain property sixty feet in width and .19 mile in length being that portion of Toy Lane (State Road 1123) which was abandoned by Resolution No. 200-06-29 of the Board of Supervisors of Pittsylvania County, Virginia. Said easement area begins at the terminus of the existing right of way of Toy Lane (0.7 mile west of the intersection of Toy Lane with U. S. Highway No. 29) and extends approximately .19 mile to the boundary line of the 163.08 acre tract as shown on Plat of Survey For: eToys Distribution, L.L.C., dated June 14, 2000, last revised September 18, 2000, made by Dewberry and Davis, a copy of which is to be recorded contemporaneously herewith.

                                   EXHIBIT "C"

                            NON-DISTURBANCE AGREEMENT


RECORDING REQUESTED BY
AND WHEN RECORDED, RETURN TO:

Greenwald, Pauly, Foster & Miller
1299 Ocean Avenue, Suite 400
Santa Monica, California 90401

Attn:  Richard L. Miller, Esq.


--------------------------------------------------------------------------------

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT


     This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "AGREEMENT") is made and entered into as of the 26th day of September, 2000, by, between and among NG LAND LLC, a California limited liability company ("Lessor"), whose address is 201 Lafayette Circle, Lafayette, California 94549, eTOYS DISTRIBUTION, L.L.C., a Delaware limited liability company ("Lessee"), whose address is 3100 Ocean Park Boulevard, Suite 300, Santa Monica, California 90405 and RE LOAN.TOYS LLC, a California limited liability company ("Lender"), whose address for the purposes of this Agreement is 201 Lafayette Circle, Lafayette, California 94549, Attention: Walter Ng.

                                 R E C I T A L S

     WHEREAS, Lessee is the Lessee under that certain Deed of Lease dated on or about September 26, 2000 (the "Lease") by and between Lessor and Lessee, pertaining to and covering property located on Toy Lane (State Road 1123), Blairs, Virginia 24527 as described in the Lease (the "Leased Premises")and more particularly described on Exhibit "A" attached hereto and made a part hereof; and

     WHEREAS, Lender is the holder of a note in the original principal amount of FOURTEEN MILLION FIVE HUNDRED THOUSAND U.S. DOLLARS (U.S. $14,500,000.00) executed by Lessor, as maker (the "NOTE"), secured by that certain Deed of Trust dated September 26, 2000 in favor of Lender and recorded in the Clerk's Office of the Circuit Court of Pittsylvania County, Virginia in Deed Book ____ at page ____ (the "Deed of Trust") encumbering the Leased Premises; and

     WHEREAS, the parties hereto desire expressly to subordinate the Lease to Lender's interest under the Deed of Trust; and

     WHEREAS, Lessee desires that, subject to the conditions and limitations stated below, Lender consent to the Lease and recognize Lessee's rights under the Lease in the event that Lender (or any Successor Lessor, as defined below) succeeds to the interest of Lessor under the Lease, and in consideration therefor, Lessee is willing to agree to attorn to Lender (or any Successor Lessor) in the event that Lender (or any Successor Lessor) succeeds to the interest of Lessor under the Lease.

     NOW THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor, Lessee and Lender covenant and agree as follows:

     1. The Lease and all extensions, modifications, replacements and renewals thereof are hereby made, and shall remain subject and subordinate to the Deed of Trust and the rights of Lender thereunder.

     2. Notwithstanding the fact that the Lease is subordinate to the Deed of Trust as stated above, in the event that Lender or any other party succeeds to the rights of Lessor under the Lease (collectively, a "Successor Lessor"), whether through foreclosure, the acceptance of a deed in lieu of foreclosure or any possession, surrender, assignment, judicial action or any other action taken by Lender, then Lessee agrees that it shall attorn to, be liable to and recognize Successor Lessor as the lessor under the Lease for the unexpired balance of the term of the Lease (and any extensions, if exercised) upon and subject to all the terms and conditions of this Agreement and of the Lease and any modifications or amendments specified herein or hereafter approved by Lender, with the same force and effect as if the Successor Lessor was the original lessor under the Lease, and Lessee waives provisions of any statute or rule of law giving it the right to elect to terminate the Lease. Such attornment shall be self-operative without the execution of any further documents; however, at the Successor Lessor's request, Lessee agrees to execute any commercially reasonable instruments to confirm the foregoing provisions, including a new lease directly with the Successor Lessor.

     3. So long as Lessee is not in default beyond all applicable notice and cure periods set forth in the Lease, Lessee shall not be joined as an adverse party defendant in any action or proceeding which may be instituted or commenced by Lender to foreclose or enforce the Deed of Trust (unless Lender is legally required to so join Lessee to protect Lender's ability to foreclose against Lessor), Lessee shall not be evicted from the Leased Premises, nor shall any of Lessee's rights under the Lease, including but not limited to the right to use and possession and the "Purchase Obligation," as that term is defined therein, be affected in any way by reason of being subordinate to the Deed of Trust, and Lessee's leasehold estate under the Lease shall not be terminated or disturbed during the term of the Lease by reason of any default under the Deed of Trust and the Successor Lessor shall assume all of the obligations of Lessor under the Lease. Notwithstanding the foregoing, Successor Lessor shall not be:

                  (a)      liable for any action or omission of Lessor;

                  (b) subject to any offsets or defenses which Lessee may have against any prior lessor, including Lessor, except for offsets specifically provided for in the Lease;

                  (c) bound by any rent or additional rent paid by Lessee to any prior lessor, including Lessor, more than thirty (30) days in advance; and

                  (d) bound by any modifications or amendments of the Lease made after the date hereof without Lender's prior written consent, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Lender's consent shall not be required for any amendment or modification to the Lease to evidence or implement Lessee's exercise of any of its rights under the Lease made in good faith by Lessor and Lessee (including contraction, expansion and renewal rights) in accordance with the terms of the Lease, and the Successor Lessor shall be bound thereby.

     4. Lessee shall not pay an installment of rent or any part thereof more than thirty (30) days in advance or make any offset or claim against rents.

     5. Lessee agrees to give to Lender by registered or certified mail, return receipt requested at the address set forth above, a copy of any notice or statement served upon Lessor at the same time as such notice is sent to Lessor, and whenever any such notice or statement alleges a default by or on the part of the Lessor (or Successor Lessor) under the terms of the Lease, Lender shall have the right (but not the obligation) to cure any default of Lessor (or Successor Lessor). Lessee further agrees that if Lessor shall have failed to cure such default within the time provided for in the Lease, then the Lender, if it elects to cure such default, shall have an additional (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary.

     6. Lessor agrees that the rentals payable under the Lease shall, at Lender's demand, be paid directly by Lessee to Lender upon the occurrence of a default by Lessor under the Deed of Trust. Accordingly, after notice is given by Lender to Lessee that the rentals under the Lease shall be paid to Lender, Lessee shall pay to Lender (or otherwise in accordance with the directions of Lender) all rentals and other monies due and to become due to Lessor under the Lease. Lessee shall have no responsibility to ascertain whether such demand by Lender is authorized, and any such payment to Lender shall discharge the obligations of Lessee to make such payment to Lessor.

     7. This Agreement shall inure to the benefit of, and shall be binding upon Lessee, Lessor and Lender and each of their respective heirs, personal representatives, successors and assigns. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any of the provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision was not contained herein. This Agreement shall be governed by and construed according to the internal laws of the Commonwealth of Virginia without resort to choice of law principles.

     8. No modification, amendment, waiver or release of any provision of this Agreement or any right, obligation, claim or cause of action arising thereunder shall be valid or binding for any purpose whatsoever unless in writing and duly executed by the party against whom the same is sought to be asserted.

     9. Nothing contained in this Agreement shall be deemed to amend, modify or otherwise limit the provisions of the Deed of Trust, which shall remain in full force and effect. The parties hereto agree that any inconsistency between this Agreement and the Lease shall be governed by this Agreement.

     10. This Agreement may be executed in counterparts, all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in manner and form sufficient to bind them, as of the day and year first above written.

                                    LESSOR:

                                    NG LAND LLC,
                                    a California limited liability company


                                    By:     _______________________________
                                            Name:    _________________________
                                            Its:     _________________________


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                    LESSEE:

                                    eTOYS DISTRIBUTION, L.L.C.,
                                    a Delaware limited liability company


                                    By:     ______________________________
                                            Name:    ________________________
                                            Its:     ________________________



                                    LENDER:

                                    RE Loan.Toys LLC,
                                    a California limited liability company



                                    By:     ______________________________
                                    Name:   ______________________________
                                    Its:    ______________________________

                                   EXHIBIT "A"
                                       to
                                   EXHIBIT "C"

                                 LEASED PREMISES
                               (LEGAL DESCRIPTION)


ALL that certain parcel of land situate in Blairs Magisterial District, Pittsylvania County, Virginia, containing 163.018 acres and located on Toy Lane (State Road No. 1123), all as more particularly shown on Plat of Survey For: eToys Distribution, L.L.C., dated June 14, 2000, last revised September 18, 2000, made by Dewberry & Davis, Inc. (File No. V 2224 B) to be recorded in the Clerk's Office of the Circuit Court of Pittsylvania County, Virginia (the "Clerk's Office"); and being, in fact, a part of the same property conveyed to East Bowles, L.L.C., a Virginia limited liability company, from William H. Rogers, Jr., and Judith R. Rogers, husband and wife, by deed dated October 16, 1996, recorded in the Clerk's Office in Deed Book 1057, at page 548.

                                 ACKNOWLEDGEMENT


STATE OF CALIFORNIA            )
                               )   SS.
COUNTY OF _______________      )


     On ____________________ before me, ________________________, personally appeared ___________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

                                         _______________________________________
                                                      NOTARY PUBLIC
                                                   State of California



                                 ACKNOWLEDGEMENT


STATE OF CALIFORNIA                   )
                                      )   SS.
COUNTY OF _______________             )


     On ________________ before me, ___________________________, personally appeared ________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


                                         _______________________________________
                                                      NOTARY PUBLIC
                                                   State of California

                                 ACKNOWLEDGEMENT


STATE OF CALIFORNIA                 )
                                    )   SS.
COUNTY OF _______________           )


     On ___________________ before me, _________________________, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

                                         _______________________________________
                                                      NOTARY PUBLIC
                                                   State of California

                                   EXHIBIT "D"

                           MEMORANDUM OF DEED OF LEASE
                       AND OPTION TO PURCHASE REAL ESTATE


     THIS MEMORANDUM OF DEED OF LEASE AND OPTION TO PURCHASE REAL ESTATE ("Memorandum") made this 26th day of September, 2000 by and between NG LAND LLC, a California limited liability company ("Lessor") and eTOYS DISTRIBUTION, L.L.C., a Delaware limited liability company ("Lessee").

                                   WITNESSETH

     WHEREAS, Lessor and Lessee have entered into a certain Deed of Lease dated September 26, 2000 (the "Lease") demising certain land and improvements more particularly described therein (the "Premises"); and

     WHEREAS, pursuant to the Lease, Lessee possesses an option to purchase the Premises ("Option") at a later date pursuant to the terms more particularly described therein; and

     WHEREAS, Lessor and Lessee desire by this Memorandum to provide notice of the Lease and the Option under the Lease to purchase the Premises at a later date.

     NOW, THEREFORE, in consideration of the premises, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee do hereby publish and declare as follows:

     1. LEASE

                  (a) Name and Address of Lessor:

                           NG Land LLC
                           201 Lafayette Circle
                           Lafayette, California  94549
                           Attention:  Mr. Barney Ng


                  (b) Name and Address of Lessee:

                           eToys Distribution, L.L.C.
                           3100 Ocean Park Boulevard, Suite 300
                           Santa Monica, California 90405
                           Attention:  General Counsel


                  (c) Date of Lease:  September 26, 2000

                  (d) Description of Premises:


                      ALL that certain parcel of land situate in Blairs Magisterial District, Pittsylvania County, Virginia, containing 163.018 acres and located on Toy Lane (State Road No. 1123), all as more particularly shown on Plat of Survey For: eToys Distribution, L.L.C., dated June 14, 2000, last revised September 18, 2000, made by Dewberry & Davis, Inc. (File No. V 2224 B) to be recorded in the Clerk's Office of the Circuit Court of Pittsylvania County, Virginia (the "Clerk's Office"); and being, in fact, a part of the same property conveyed to East Bowles, L.L.C., a Virginia limited liability company, from William
                      H. Rogers, Jr., and Judith R. Rogers, husband and wife, by deed dated October 16, 1996, recorded in the Clerk's Office in Deed Book 1057, at page 548;

                      together with a non-exclusive easement over the single-shaded area shown and being known and designated as Exhibit C Detail containing 0.063 acres, plus or minus, on that certain Play of Survey for eToys Distribution, L.L.C., dated June 14, 2000 last and revised September 18, 2000 prepared by Dewberry and Davis, Inc., Registered Land Surveyor, said Plat to be recorded in the Clerk's Office of the Circuit Court of Pittsylvania County, Virginia; and

                      together with a non-exclusive easement over the area described on Exhibit "A" for the benefit of the Premises for ingress to and egress from the Premises.


                  (e) Term of Lease:


                      The term of the Lease shall be five (5) years, commencing on the date that Lessor acquires title to the Premises (the "Commencement Date") and terminating on the date which is one day prior to the fifth (5th) anniversary of the date Lessor funded $13,000,000.00 into the escrow created to handle Lessor's acquisition of the Premises ("Expiration Date").

     2. OPTION TO PURCHASE THE PREMISES


                  (a) Name and Address of Grantor:

                           NG Land LLC
                           201 Lafayette Circle
                           Lafayette, California  94549
                           Attention:  Mr. Barney Ng

                  (b) Name and Address of Optionee:


                            eToys Distribution, L.L.C..
                            3100 Ocean Park Boulevard, Suite 300
                            Santa Monica, California  90405
                            Attention:  General Counsel


                  (c) Date of Option:  On the Expiration Date



                  (d) Description of Premises:


                            See Paragraph 1(d) above


                  (e) Option Purchase Price:


                            Fourteen Million Five Hundred Thousand Dollars ($14,500,000.00), plus amounts as described in
                            Section 20.1 of the Lease.


                  (f) Term of Option:


                            Lessee may accelerate the Option upon sixty (60)
days prior notice.

     IN WITNESS WHEREOF, Lessor and Lessee have caused these presents to be signed and acknowledged as their acts and deeds as of the day and year first above written.

                                LESSOR:

                                NG LAND LLC,
                                a California limited liability company



                                By:_____________________________________________

                                     Name: _____________________________________
                                     Title: ____________________________________


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                    LESSEE:

                                    eTOYS DISTRIBUTION, L.L.C.,
                                    a Delaware limited liability company



                                    By: ________________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                 ACKNOWLEDGEMENT


STATE OF                                           )
                                                   )   SS.
COUNTY OF _______________                          )


     On _________________ before me, _____________________________, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

                                          -----------------------------------
                                                        NOTARY PUBLIC


                                 My Commission Expires: ________________________


                                 ACKNOWLEDGEMENT


STATE OF                                           )
                                                   )   SS.
COUNTY OF _______________                          )


     On ___________________ before me, ________________________________, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

                                           _____________________________________
                                                        NOTARY PUBLIC


                                 My Commission Expires: ______________________

                                   EXHIBIT "A"
                                 TO EXHIBIT "D"

                                TOY LANE EASEMENT


     All that certain property sixty feet in width and .19 mile in length being that portion of Toy Lane (State Road 1123) which was abandoned by Resolution No. 200-06-29 of the Board of Supervisors of Pittsylvania County, Virginia. Said easement area begins at the terminus of the existing right of way of Toy Lane (0.7 mile west of the intersection of Toy Lane with U. S. Highway No. 29) and extends approximately .19 mile to the boundary line of the 163.08 acre tract as shown on Plat of Survey For: eToys Distribution, L.L.C., dated June 14, 2000, last revised September 18, 2000, made by Dewberry and Davis, a copy of which is to be recorded contemporaneously herewith.

                                                     Taxpayer Identification No.
                                                                  Part 125-A-53B


                                   EXHIBIT "E"

                              GENERAL WARRANTY DEED



eTOYS DISTRIBUTION, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY

FROM:   DEED

NG LAND LLC,
A CALIFORNIA LIMITED LIABILITY COMPANY

     THIS DEED, made and executed as of the ___ day of ___________, _____, by and between NG LAND LLC, a California limited liability company, grantor and party of the first part, and eTOYS DISTRIBUTION, L.L.C., a Delaware limited liability company, grantee and party of the second part:

     WITNESSETH: That for and in consideration of the sum of Ten Dollars ($10.00) cash in hand paid by the party of the second part to the party of the first part and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the said party of the first part does hereby bargain, sell, grant and convey, in fee simple, with general warranty of title, unto the party of the second part, the following, to-wit:

     ALL that certain parcel of land situate in Blairs Magisterial District, Pittsylvania County, Virginia, containing 163.018 acres and located on Toy Lane (State Road No. 1123), all as more particularly shown on Plat of Survey For: eToys Distribution, L.L.C., dated June 14, 2000, last revised September 18, 2000, made by Dewberry & Davis, Inc. (File No. V 2224 B) to be recorded in the Clerk's Office of the Circuit Court of Pittsylvania County, Virginia (the "Clerk's Office");

     and being, in fact, a part of the same property conveyed to East Bowles, L.L.C., a Virginia limited liability company, from William H. Rogers, Jr., and Judith R. Rogers, husband and wife, by deed dated October 16, 1996, recorded in the Clerk's Office in Deed Book 1057, at page 548.

     together with a non-exclusive joint use sewer easement over the single-shaded area shown and being known and designated as Exhibit C Detail containing 0.063 acres, plus or minus, on that certain Plat of Survey for eToys Distribution, L.L.C., dated June 14, 2000 prepared by Dewberry and Davis, Inc., Registered Land Surveyor, attached hereto as Exhibit "A," said Plat to be recorded in the Clerk's Office of the Circuit Court of Pittsylvania County, Virginia on the Settlement Date; and

     together with a non-exclusive easement over the area described on Exhibit "B" for the benefit of the Property for ingress to and egress from the Property ("Toy Lane Easement"). Seller and Purchaser acknowledge and agree that the Toy Lane Easement shall cease and be of no further force or effect upon the re-dedication of the Toy Lane Easement area to the State of Virginia for roadway purposes at the expiration or earlier termination of that certain Deed of Lease dated May 10, 1999, by and between Seller and eToys Inc., as such may have heretofore or hereafter be amended from time to time ("Lease").

     The property herein described is being conveyed subject to ________________ _________________________________________________________ [Permitted

Exceptions]. Specific reference is hereby made to the aforesaid deed and plat for a more particular description of the property herein conveyed.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed the day and year first above written.

                     GRANTOR:

                     NG LAND LLC, a California limited liability company


                     BY:_______________________________________
                        Its: __________________________________


____________________________________
Secretary

                                 ACKNOWLEDGEMENT


STATE OF CALIFORNIA                                )
                                                   )   SS.
COUNTY OF _______________                          )


     On ___________________ before me, _______________________________, personally appeared ______________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.



                                          -----------------------------------
                                                       NOTARY PUBLIC
                                                     State of California

================================================================================
ATTENTION NOTARY: Although the information requested below is OPTIONAL, it could prevent fraudulent attachment of this certificate to another document.

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT.



Title of Document Type:____________________________
Number of Pages:_____ Date of Document:____________
Signer(s) Other Than Named Above:
___________________________________________________

                                   EXHIBIT "A"
                                       TO
                                   EXHIBIT "E"

                                 PLAT OF SURVEY



                                [ATTACHED HERETO]

                                   EXHIBIT "B"
                                       TO
                                   EXHIBIT "E"

                                TOY LANE EASEMENT



     All that certain property sixty feet in width and .19 mile in length being that portion of Toy Lane (State Road 1123) which was abandoned by Resolution No. 200-06-29 of the Board of Supervisors of Pittsylvania County, Virginia. Said easement area begins at the terminus of the existing right of way of Toy Lane (0.7 mile west of the intersection of Toy Lane with U. S. Highway No. 29) and extends approximately .19 mile to the boundary line of the 163.08 acre tract as shown on Plat of Survey For: eToys Distribution, L.L.C., dated June 14, 2000, last revised September 18, 2000, made by Dewberry and Davis, a copy of which is to be recorded contemporaneously herewith.